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                                                                    EXHIBIT 99.1

      Certification pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
                   ss. 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of ComBanc, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 (the "Report"), I, Jason R. Thornell, Controller of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

            (1) The Report fully complies with the requirements of section
                13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Jason R. Thornell
------------------------------------
Jason R. Thornell, Controller

August 12, 2002



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